SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): October 24, 2001



                             MEDTOX SCIENTIFIC, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


        1-11394                                            95-3863205
(Commission File Number)               (I.R.S. Employer Identification Number)


                             402 West County Road D
                            St. Paul, Minnesota 55112
               (Address of Principal Executive Offices) (Zip Code)


                                 (651) 636-7466
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On October 25, 2001, MEDTOX Scientific, Inc. issued a press release announcing the completion of an acquisition of a pediatric lead testing laboratory, Leadtech Corporation. The terms of the acquisition are detailed in the press release, a copy of which is filed as Exhibit 99 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired:
                  -----------------------------------------

                  *

         (b)      Pro Forma Financial Information:
                  -------------------------------

                  *

         (c)      Exhibits:
                  --------

                  See Exhibit Index on page following Signatures.


* The financial statements and pro forma financial information regarding the acquired business will be filed within 60 days after the date of this report on Form 8-K, if required.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEDTOX SCIENTIFIC, INC.


Date:  November 7, 2001                 By: /s/ Richard J. Braun
                                           -----------------------------------
                                         Richard J. Braun
                                         President and Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to


                                    FORM 8-K


                             MEDTOX SCIENTIFIC, INC.


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Exhibit
Number       Exhibit Description


 2           Stock Purchase Agreement by and among
             MEDTOX Scientific, Inc., Raoul D. Rudelli, M.D,
             Karl Verebey, Ph.D., Michael Greenstein, and
             Leadtech Corporation

 4 Promissory Note for $400,000 dated October 16, 2001 by MEDTOX Scientific, Inc. in favor of Raoul D. Rudelli, M.D. (Not included, but available to be provided upon request, Promissory Notes under identical terms, in favor of Karl Verebey, and Michael Greenstein.)

 99          Press release dated October 25, 2001